UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 17, 2025

CREATIVE REALITIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 791-8800
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CREX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2022, Creative Realities, Inc. (the “Company”) filed a Current Report on Form 8-K disclosing, among other things, the issuance of an option to purchase up to 1,000,000 shares of Company common stock to its Chief Executive Officer and Chairman, Richard Mills (the “Option”). The number of option shares was subsequently reduced to 333,334 effective upon the Company’s March 27, 2023 1-for-3 reverse stock split. The vesting of the Option depends in part on the Company’s share price meeting various share price targets. One such share price target is an amount equal to the “Guaranteed Price,” as such term is defined in that certain Agreement and Plan of Merger dated November 12, 2021 (as amended the “Merger Agreement”) by and among the Company, Reflect Systems, Inc., a Delaware corporation (“Reflect”), CRI Acquisition Corporation, a Delaware corporation, and RSI Exit Corporation, a Texas corporation and representative of the former stockholders of Reflect (“RSI”). Under the terms of the option agreement, the Option was to vest on or before February 17, 2025, which is the date on which the amount of the “Guaranteed Consideration” payable to former Reflect stockholders was to be determined under the Merger Agreement, after which unvested portions of the Option would terminate.

The Company and RSI currently disagree on the Guaranteed Price and the amount of the Guaranteed Consideration. On February 17, 2025, the Company amended the Option to extend the vesting period from February 17, 2025 to the date on which the “Guaranteed Price” is agreed upon by the Company and RSI, or finally determined in accordance with the terms of the Merger Agreement, but only for so long as Mr. Mills continues to serve the Company as a director, officer, employee or consultant.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment to Option Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2025

Creative Realities, Inc

By:	/s/ Ryan Mudd
Ryan Mudd
Interim Chief Financial Officer